TIFF INVESTMENT PROGRAM (“TIP”)
TIFF MULTI-ASSET FUND (“MAF”)

Supplement Dated November 2, 2026
to the Prospectus Dated April 30, 2026, as Supplemented April 30, 2026 and July 1, 2026

This supplement provides new and additional information to the MAF Prospectus referenced above.

On October 27, 2026, the Board of Trustees of TIP (the “Board”) approved a money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (the “Fund”), and 24A Capital Management, LLC (“24A”), a new money manager for the Fund, effective November 1, 2026. At the same meeting, the Board approved the terminations of two of the Fund’s money managers, Fundsmith Investment Services Ltd. (“Fundsmith”) and Greenhouse Funds LLLP (“Greenhouse”).

All references in the Prospectus to Fundsmith and Greenhouse are deleted in their entirety.

The following paragraph regarding 24A is added under the heading “Money Managers and Their Strategies” on page 7 of the Prospectus, before the description of AQR Capital Management, LLC:

“24A Capital Management, LLC invests primarily in equity securities. The manager seeks to invest in a concentrated portfolio of global equities and will normally hold a limited number (typically 7 to 12) of companies. However, from time to time the manager may hold fewer or more companies. 24A aims to combine a disciplined research process with timeless valuation principles and an independent mindset.”

The following paragraph regarding Phoenix is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, before the description of AQR Capital Management, LLC:

“24A Capital Management, LLC (4400 Post Oak Parkway, Suite 480, Houston TX 77027) is compensated in part based on assets and in part based on performance. The asset-based management fee is calculated monthly and paid no later than the last day of the month immediately following the end of the month to which the management fee relates. The management fee ranges from 0.25% to 1.00% per annum on assets comprising the portfolio and decreases as 24A’s assets under management, excluding assets comprising the portfolio and other TIFF assets managed by 24A (“Manager Assets”), increase. The performance-based fee rate is also a function of Manager Assets. The performance-based fee the manager may receive ranges from 5% to 10% of the amount by which the value of the portfolio exceeds the value of a benchmark rate, determined by the rate of net returns of the MSCI World Index Total Return, generally calculated over 12-month periods each ending December 31. Bryce Marx, Founder and Portfolio Manager, has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Marx founded 24A in 2024 and has been with the firm since that time. Prior to 24A, Mr. Marx held analyst roles at The WindAcre Partnership (2018-2023, Falcon Edge Capital (2014-2018) and CCMP Capital (2013-2014).”

Please keep this supplement for future reference.